DIMON Incorporated
Page 1
EXHIBIT 99.1

Contact:	Ritchie L. Bond	Contact:	Timothy S. Price
	DIMON Incorporated		Standard Commercial Corporation
	(434) 791-6952		(252) 291-5507

NEWS RELEASE

March 4, 2005

DIMON INCORPORATED AND STANDARD COMMERCIAL CORPORATION FINALIZE PROXY AND ANNOUNCE DATES OF SPECIAL MEETINGS TO APPROVE MERGER

DANVILLE, VA and WILSON, NC – Independent leaf tobacco dealers DIMON Incorporated (NYSE: DMN) and Standard Commercial Corporation (NYSE: STW) today jointly announced that the U.S. Securities and Exchange Commission has declared effective a registration statement on Form S-4 containing the proxy statement/prospectus regarding the proposal to merge the two companies.  Each of DIMON and Standard expects to begin mailing the proxy statement/prospectus to its shareholders today, Friday, March 4, 2005.  Each of DIMON’s and Standard’s special meeting of shareholders will be held on Friday, April 1, 2005, at 3:30 pm EST, with shareholders of record at the close of business on February 10, 2005, entitled to vote at each meeting.

The DIMON special shareholders meeting will be held at The Carrington Conference Center, 503 Bridge Street, Danville, Virginia.

The Standard special shareholders meeting will be held at the Wilson County Agricultural Center Auditorium, 1806 South Goldsboro Street, Wilson, North Carolina.

The closing of the merger remains subject to financing considerations and customary closing conditions, including approval by the shareholders of each of DIMON and Standard, and approval of certain non-U.S. antitrust authorities, some of which have already been obtained.

DIMON Incorporated is the world's second largest dealer of leaf tobacco with operations in more than 30 countries. For more information on DIMON, visit the company's website at http://www.dimon.com.

Standard Commercial Corporation is the world's third largest dealer of leaf tobacco with operations in more than 30 countries. For more information on Standard Commercial, visit the company's website at http://www.sccgroup.com.

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This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. Such statements include, but are not limited to, statements about conditions to the merger between DIMON and Standard and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of DIMON's and Standard’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results may differ materially from current expectations and projections. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in the markets for financing necessary to consummate the merger; failure of either DIMON or Standard to satisfy conditions to the merger provided in the merger agreement; and the timing and substance of actions by non-U.S. antitrust authorities relating to the merger.

DIMON and Standard do not undertake any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Additional factors that could cause DIMON's and Standard's results to differ materially from those described in the forward-looking statements can be found in DIMON's and Standard's filings with the Securities and Exchange Commission (the "SEC") which are available at the SEC's Internet site (http://www.sec.gov ).

DIMON and Standard Commercial have filed a joint proxy statement/prospectus and other relevant documents concerning the merger with the U.S. Securities and Exchange Commission. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about DIMON and Standard without charge at the SEC's Internet site (http://www.sec.gov ). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to DIMON Incorporated, 512 Bridge Street, Post Office Box 681, Danville, Virginia 23543-0681, Attention: Investor Relations, (434) 792 7511 or to Standard Commercial Corporation, 2201 Miller Road, P.O. Box 450, Wilson, North Carolina 27894-0450, Attention: Investor Relations, (252) 291 5507.

The respective directors and executive officers of DIMON and Standard and other persons may be deemed to be "participants" in the solicitation of proxies in respect of the proposed merger. Information regarding DIMON's directors and executive officers is available in its proxy statement filed with the SEC on July 13, 2004, and information regarding Standard's directors and executive officers is available in its proxy statement filed with the SEC on June 23, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained the proxy statement/prospectus and other relevant materials filed with the SEC.

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